EXHIBIT 99

                                 TERM SHEET



                                                          July 15, 2002



                                $453,457,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2002-7
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-7

Overview of the Offered Certificates

---------------- --------------     ----------- ----------- ---------- ------------- -------------
                                                  Initial   Estimated   Principal
                   Approximate       Expected      Pass-      Avg.       Payment      Moody's/S&P
                    Principal        Credit       Through     Life        Window        Expected
  Certificates       Balance         Support       Rate(2)   (yrs)(3)     (3)(4)        Ratings
----------------- --------------    ----------- ----------- ---------- ------------- --------------
A-1               $ 134,575,000       2.00%       [     ]%    0.40     08/02-05/03     Aaa/AAA
A-2               $  50,331,000       2.00%       [     ]%    1.00     05/03-10/03     Aaa/AAA
A-3               $ 261,715,000       2.00%       [     ]%    3.03     10/03-09/07     Aaa/AAA
X                 $ 453,457,000(1)    N/A         [     ]%     N/A         N/A         Aaa/AAA
B1                $   3,190,000       1.30%       [     ]%    3.78     08/02-09/07      Aa2/AA
B2                $   2,278,000       0.80%       [     ]%    3.78     08/02-09/07       A2/A
B3                $   1,368,000       0.50%       [     ]%    3.78     08/02-09/07     Baa2/BBB
   Total          $ 453,457,000
----------------- ---------------   ----------- ----------- ---------- ------------- -------------

(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 35% CPR to the 10% Cleanup Call on all Certificates.
(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in October 2031.

Selected Mortgage Pool Data

------------------------------------------------------------
                                                 Total
------------------------------------------------------------
Scheduled Principal Balance:                   $455,735,934
Number of Mortgage Loans:                               990
Average Scheduled Principal Balance:               $460,339
Weighted Average Gross Coupon:                        7.01%
Weighted Average Net Coupon:                          6.75%
Weighted Average Stated Remaining Term:                 314
Weighted Average Seasoning:                              45
Weighted Average Amortized Current LTV Ratio:         64.0%
Weighted Average Months to Roll:                         74
Weighted Average Margin:                              2.75%
Weighted Average Net Margin:                          2.50%
Weighted Average Initial Rate Cap:                    4.85%
------------------------------------------------------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America") and Bank One, N.A. ("Bank One").
|X| The Bank of America Mortgage Loans will be serviced by Bank of America (99.6%). The Bank One Mortgage Loans will be serviced by Bank One (0.4%).
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.00% in the form of subordination.
|X| 0.6% of the Mortgage Loans are 30 to 59 days delinquent. A delinquent Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its June due date.
|X| The Deal will be modeled on Intex as "GSR02007" and on Bloomberg as "GSR 02-7".
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                             July 15, 2002


Time Table
----------
Expected Closing Date:              On or before July 30th, 2002

Cut-off Date:                       July 1st, 2002

Pricing Date:                       On or before July 18th, 2002

First Distribution Date:            August 26th, 2002


Key Terms
---------
Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Bank of America and Bank One

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      25 bps for 99.7% of the Mortgage Loans,
                                    37.5 bps for 0.3% of the Mortgage Loans

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the
                                    last day of the preceding calendar
                                    month, except for the Class A-1 and
                                    Class A-2 Certificates, for which the
                                    Record Date is the day preceding the
                                    Distribution Date

Delay Days:                         24 day delay on all Certificates
                                    except for the Class A-1 and Class A-2
                                    Certificates for which interest will
                                    accrue from the prior Distribution Date
                                    (or, the Closing Date, in the case of
                                    the first interest accrual period)
                                    through the day preceding such
                                    Distribution Date

Prepayment Assumption:              35% CPR

Interest Accrual:                   On a 30/360 basis, the prior
                                    calendar month preceding the month of
                                    each Distribution Date, except for the
                                    Class A-1 and Class A-2 Certificates,
                                    which accrues from the 25th of the
                                    month preceding the Distribution Date
                                    (or, the Closing Date, in the case of
                                    the first interest accrual period) to,
                                    but not including, the 25th of the
                                    month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest, subject
                                    to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly
                                    servicing fee

Optional Call:                      The Certificates will have a 10% optional
                                    termination provision

Rating Agencies:                    Moody's Investors Service, Inc.; Standard
                                    & Poor's Ratings Group

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000 Class X - $5,000,000

Legal Investment:                   All of the offered Certificates, other than
                                    the Class B2 and Class B3 are expected to be SMMEA eligible at settlement

ERISA Eligible:                     Underwriter's  exemption is expected to
                                    apply to all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                      All Certificates represent REMIC regular
                                    interests

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002
Structure of the Certificates
-----------------------------

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates"), and the Class X Certificates (together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Closing Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.


Priority of Payments
--------------------

         Beginning in August 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the available distribution amount will be distributed:

                  (i)           first, Accrued Certificate Interest, pro rata,
                           to the Class A-1, Class A-2, Class A-3, Class X, Class R1 and Class R2 Certificates;

                  (ii)          second, as principal to the Class R1 and Class
                           R2 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero;
                           and

                  (iii)         third, sequentially to the Class A-1, Class A-2
                           and Class A-3 Certificates, as principal, the senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

                  (i)           to the Class B1 Certificates, Accrued
                           Certificate Interest thereon;

                  (ii)          to the Class B1 Certificates, their pro rata
                           share of the subordinate principal distribution amount;

                  (iii)         to the Class B2 Certificates, Accrued
                           Certificate Interest thereon;

                  (iv)          to the Class B2 Certificates, their pro rata
                           share of the subordinate principal distribution amount;

                  (v)           to the Class B3 Certificates, Accrued
                           Certificate Interest thereon;

                  (vi)          to the Class B3 Certificates, their pro rata
                           share of the subordinate principal distribution amount;

                  (vii)         to the Class B4, Class B5 and Class B6
                           Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002

                  (viii)        to each class of the certificates in order
                           of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph
                           (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                  (ix)          at such time as all other classes have been
                           paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A-1, Class A-2, Class A-3 Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002

Coupons of the Certificates

 ------------------------------ ---------------------------- -------------------------- ------------------------------
             Class                    Bond Reset Date             Initial Coupon        Coupon After Adjustment Date
                                                                   (approximate)
 ------------------------------ ---------------------------- -------------------------- ------------------------------
              A-1                       March 2008                     [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ------------------------------ ---------------------------- -------------------------- ------------------------------
              A-2                       March 2008                     [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ------------------------------ ---------------------------- -------------------------- ------------------------------
              A-3                       March 2008                     [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ------------------------------ ---------------------------- -------------------------- ------------------------------
               X                            N/A                   Excess Interest              Excess Interest
 ------------------------------ ---------------------------- -------------------------- ------------------------------

    (1) Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the weighted average interest Rate of the Mortgage Loans.

The Class B1 Certificate Rate will be the Class B Certificate Rate less [  ]%.

The Class B2 Certificate Rate will be the Class B Certificate Rate less [  ]%.

The Class B3 Certificate Rate will be the Class B Certificate Rate less [  ]%.

The Class B4, Class B5 and Class B6 Certificate Rates will be the Class B Certificate Rate. The initial Class B Certificate Rate will be approximately [ ]% per annum.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

    (2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A, Class B1, Class B2 and Class B3 Certificates. The initial Class X Certificate notional amount will be approximately $453,457,000, and for any distribution date will equal the aggregate certificate balance of the Class A, Class B1, Class B2 and Class B3 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X Certificates will equal the excess, if any, of (i) the weighted average net rate of the Mortgage Loans over (ii) the weighted average of the Certificate Rates of the Class A, Class B1, Class B2 and Class B3 Certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                July 15, 2002

Selected Mortgage Loan Data
---------------------------

                    The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                    $455,735,934
Number of Mortgage Loans:                                                990
Scheduled Principal Balance of the Largest Mortgage Loan:         $1,909,534
Average Scheduled Principal Balance:                                $460,339
Weighted Average Gross Coupon:                                         7.01%
Weighted Average Net Coupon:                                           6.75%
Weighted Average Stated Remaining Term:                                  314
Weighted Average Seasoning:                                               45
Weighted Average Amortized Current LTV Ratio:                          64.0%
Weighted Average Months to Roll:                                       74.41
Weighted Average Margin:                                               2.75%
Weighted Average Initial Rate Cap:                                     4.85%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.00%
Weighted Average FICO Score:                                             734


                        Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Less than $250,001                                    21                $   3,889,239                 0.9%
$250,001 - $350,000                                  306                   96,699,559                21.2
$350,001 - $500,000                                  392                  162,002,127                35.5
$500,001 - $650,000                                  131                   73,836,610                16.2
$650,001 - $750,000                                   47                   32,859,806                 7.2
$750,001 - $900,000                                   43                   34,689,229                 7.6
$900,001 - $1,050,000                                 36                   34,087,016                 7.5
$1,050,001 - $1,200,000                                6                    6,495,273                 1.4
$1,200,001 - $1,350,000                                5                    6,219,407                 1.4
$1,500,001 - $2,000,000                                3                    4,957,668                 1.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                               Gross Coupons


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
6.00% - 6.49%                                          1              $       310,065                 0.1%
6.50% - 6.99%                                        496                  225,733,173                49.5
7.00% - 7.49%                                        450                  209,262,523                45.9
7.50% - 7.99%                                         41                   19,444,513                 4.3
8.00% - 8.49%                                          1                      569,867                 0.1
8.50% - 8.99%                                          1                      415,793                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002

                               Amortized Current Loan-to-Value Ratios


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio            Loans (#)                Amount ($)              Balance (%)
-------------------------------------            ---------                ----------              -----------
Less than 40.00%                                      67                $  32,382,512                 7.1%
40.00% - 49.99%                                       95                   42,854,357                 9.4
50.00% - 59.99%                                      152                   71,410,781                15.7
60.00% - 69.99%                                      207                   99,848,050                21.9
70.00% - 79.99%                                      441                  199,151,343                43.7
80.00% - 84.99%                                        7                    2,731,843                 0.6
85.00% - 89.99%                                       18                    6,445,395                 1.4
90.00% - 100.00%                                       3                      911,652                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                  $455,735,934              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                         Primary Mortgage Insurance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")               Loans (#)                Amount ($)              Balance (%)
----------------------------------               ---------                ----------              -----------
Amortized CLTV < 80%                                 962                  $445,647,044               97.8%
Amortized CLTV > 80% With PMI                         28                    10,088,890                2.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                  $455,735,934              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                    Stated Remaining Months to Maturity


Stated Remaining                              No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
Less than 301 Months                                  20                 $  10,095,542                2.2%
301 - 312 Months                                     328                   150,814,971               33.1
313 - 324 Months                                     623                   287,511,899               63.1
325 - 336 Months                                      13                     5,157,666                1.1
337 - 348 Months                                       2                       776,339                0.2
349 - 360 Months                                       4                     1,379,516                0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                  $455,735,934              100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                                           Indices




                                               No. of Mortgage           Total Dollar         Scheduled Principal
Index                                             Loans (#)                Amount ($)            Balance (%)
 CMT                                                 990                $455,735,934               100.0%
========================================= ========================= ======================= ========================
Total                                                990                $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002

                               Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
 0 - 6  Months                                         4                $   1,368,461                 0.3%
43 - 48 Months                                        12                    4,549,778                 1.0
55 - 60 Months                                         6                    2,822,236                 0.6
61 - 66 Months                                         1                      387,343                 0.1
67 - 72 Months                                       328                  151,232,371                33.2
73 - 78 Months                                       376                  177,391,489                38.9
79 - 84 Months                                       248                  112,008,443                24.6
85 - 90 Months                                        13                    5,122,813                 1.1
91 - 102 Months                                        2                      853,001                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                   Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
1.7500%                                                1                 $    566,481                 0.1%
2.7500%                                              953                  437,800,589                96.1
2.8750%                                               36                   17,368,864                 3.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                              Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
2.000%                                                 6            $       2,039,175                 0.4%
3.000%                                                73                   32,012,700                 7.0
5.000%                                               911                  421,684,059                92.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002

                                FICO Scores


                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Less than 640                                         37                   $ 18,691,432               4.1%
640 - 659                                             30                     13,503,263               3.0
660 - 679                                             70                     34,410,261               7.6
680 - 699                                             88                     41,020,326               9.0
700 - 719                                            110                     52,005,780              11.4
720 - 739                                            128                     60,021,115              13.2
740 - 759                                            127                     57,831,196              12.7
Greater than or equal to 760                         400                    178,252,560              39.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                    $455,735,934            100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                               Property State


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                           810                 $370,752,609                81.4%
Washington                                            29                   16,124,108                 3.5
Arizona                                               30                   13,567,717                 3.0
Nevada                                                17                    9,022,795                 2.0
Oregon                                                19                    8,446,213                 1.9
Colorado                                              13                    5,939,818                 1.3
Texas                                                 10                    5,340,077                 1.2
All Others                                            62                   26,542,597                 5.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 1.0% of the aggregate principal balance.

                               Property Type


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
Single Family                                        687                 $311,424,635                68.3%
PUD                                                  232                  114,836,883                25.2
Condominium                                           64                   24,579,441                 5.4
2 - 4 Family                                           7                    4,894,975                 1.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002
                                Loan Purpose


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Purchase                                             431                 $200,370,363                44.0%
Rate/Term Refi                                       343                  158,798,852                34.8
Cash Out Refi                                        216                   96,566,720                21.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                 Occupancy


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Primary                                              957                 $441,217,782                96.8%
Second Home                                           31                   13,245,275                 2.9
Investor                                               2                    1,272,876                 0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                    Age


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
 0 - 6   Months                                        5               $    1,740,062                 0.4%
19 - 24 Months                                         1                      415,793                 0.1
25 - 30 Months                                         2                    1,011,648                 0.2
31 - 36 Months                                        34                   15,499,472                 3.4
37 - 42 Months                                       289                  131,256,402                28.8
43 - 48 Months                                       381                  176,438,175                38.7
49 - 54 Months                                       261                  122,353,031                26.8
55 - 61 Months                                         1                      387,343                 0.1
Greater than or equal to 62 Months                    16                    6,634,008                 1.5
----------------------------------------- ------------------------- ----------------------- -------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= =========================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              July 15, 2002
                             Property Zip Codes


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
90266                                                 20               $    8,707,438                 1.9%
90272                                                 11                    7,694,262                 1.7
94010                                                 15                    7,505,769                 1.6
90210                                                  7                    6,124,578                 1.3
94022                                                  9                    5,491,446                 1.2
95032                                                 13                    5,376,117                 1.2
90275                                                 10                    5,216,313                 1.1
92037                                                 10                    5,193,534                 1.1
90274                                                  8                    4,602,519                 1.0
95070                                                  7                    4,216,986                 0.9
All Other                                            880                  395,606,972                86.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                             Delinquency Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                              984                 $452,901,594                99.4%
30                                                     6                    2,834,340                 0.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                990                 $455,735,934               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.